UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2012

PINNACLE ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13641	95-3667491
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8918 Spanish Ridge Avenue, Las Vegas, Nevada	89148
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (702) 541-7777

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On March 19, 2012, the Board of Directors of Pinnacle Entertainment, Inc., a Delaware corporation (“Pinnacle”), elected Desirée Rogers and Jaynie Miller Studenmund to the Board of Directors. Ms. Rogers and Ms. Studenmund will hold office until the next annual meeting of stockholders (and until their successors shall have been duly elected and qualified). Pinnacle has not yet made a determination as to the committees of the Board of Directors on which Ms. Rogers and Ms. Studenmund will serve. Ms. Rogers is the Chief Executive Officer of the Johnson Publishing Company, LLC. Ms. Studenmund is a corporate director and advisor and is a director of Orbitz Worldwide, Inc.

There are currently no arrangements or understandings between Ms. Rogers and Ms. Studenmund and any other persons pursuant to which they were selected as directors of Pinnacle and Ms. Rogers and Ms. Studenmund are not parties to any transaction that would be required to be disclosed by Pinnacle pursuant to Item 404(a) of Regulation S-K.

Ms. Rogers and Ms. Studenmund will receive non-employee directors compensation as previously established and disclosed for the other non-employee directors of Pinnacle. Such compensation includes, among other things, a grant of options to purchase 10,000 shares of Pinnacle’s common stock. Ms. Rogers and Ms. Studenmund were each granted such options on March 19, 2012, at an exercise price equal to the closing price of Pinnacle’s common stock on such date, or $11.13. Each of the options vested immediately on the date of grant with a term of seven years. Ms. Rogers and Ms. Studenmund shall also be eligible to participate in all other previously established and disclosed plans in which non-employee directors participate. Such compensation and plans are described in Pinnacle’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 12, 2011.

Item 8.01.	Other Events.

On March 20, 2012, Pinnacle issued a press release announcing the election of Ms. Rogers and Ms. Studenmund to the Board of Directors. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release dated March 20, 2012, issued by Pinnacle Entertainment, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE ENTERTAINMENT, INC.
(Registrant)

Date: March 20, 2012	By:	/s/ John A. Godfrey
John A. Godfrey
Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	Press Release dated March 20, 2012, issued by Pinnacle Entertainment, Inc.